SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

( ) Preliminary Proxy Statement ( ) Confidential, for Use of the
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( ) Soliciting Material Pursuant to Rule 14a-11© or Rule 14a-12

SYNALLOY CORPORATION

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(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNALLOY CORPORATION
Post Office Box 5627
Spartanburg, South Carolina 29304

NOTICE OF ANNUAL MEETING
April 29, 2004

TO THE STOCKHOLDERS OF SYNALLOY CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Synalloy Corporation will be held at the offices of the Company, 2155 West Croft Circle, Spartanburg, South Carolina, on Thursday, April 29, 2004, at 10:00 a.m. local time. The following important matters will be presented for your consideration:

1.  To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.  To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on March 1, 2004 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors

 /s/ Cheryl C. Carter

Cheryl C. Carter
Secretary

Spartanburg, South Carolina
April 1, 2004

Important: You are cordially invited to attend the meeting, but whether or not you plan to attend, PLEASE FILL IN, DATE, SIGN AND MAIL the enclosed Proxy promptly. If you attend the meeting, you may either use your proxy, or withdraw your proxy and vote in person.

The 2003 Annual Report on Form 10-K is furnished herewith.

SYNALLOY CORPORATION
CROFT INDUSTRIAL PARK
POST OFFICE BOX 5627
SPARTANBURG, SOUTH CAROLINA 29304

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
April 29, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synalloy Corporation (the "Company") of proxies to be voted at the Annual Shareholders' Meeting to be held at the offices of the Company, 2155 West Croft Circle, Spartanburg, South Carolina, on April 29, 2004, at 10:00 a.m. local time, and at all adjournment(s) thereof. On or about April 1, 2004, we will began mailing these proxy materials to all stockholders of record as of the close of business on March 1, 2004.

Quorum and Voting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within 30 days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for 30 days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Voting Rights. The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $1.00 par value per share. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 1, 2004. On March 1, 2004, the Company had outstanding 5,989,304 (excluding 2,010,696 shares held in treasury) shares of Common Stock. Each shareholder of Common Stock is entitled in respect of each matter to be voted on at the meeting to one (1) vote per share, except that in the election of Directors stockholders have cumulative voting rights.

If a quorum is present at the Annual Meeting, Directors will be elected by a plurality of the votes cast by shares present in person and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Each stockholder of Common Stock entitled to vote for the election of Directors shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of shares owned by such holder multiplied by the number of directors to be elected, or (2) by distributing his votes on the same principle among any number of candidates. Any stockholder who intends to so vote his shares shall either (1) give written notice of such intention to the Secretary of the Company not less than forty-eight (48) hours before the time fixed for the Annual Meeting, or (2) announce his intention in such meeting before the voting for Directors shall commence. If a stockholder gives notice of his intention to cumulate his votes, all stockholders entitled to vote at the meeting shall without further notice be entitled to cumulate their votes.

If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if a majority of shares present and entitled to vote at the meeting cast their votes in favor of the proposals.

Cost of Solicitation. The entire cost of soliciting these proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy material to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. Proxies may be solicited personally or by telephone, telegram, other electronic means or mail by directors, officers and regular employees of the Company without additional compensation for such services. Synalloy has engaged the services of W. F. Doring & Company, a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $2,500 plus reimbursement of out-of-pocket expenses.

Information About Voting. Stockholders of record can vote in person at the Annual Meeting or by proxy. Stockholders of record may vote their proxy by mail or by internet following the instructions on the proxy card. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you wish to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote. If you hold shares in the Synalloy Corporation 401(k)/Employee Stock Ownership Plan, your voting instructions for those shares must be received by 5:00, local time, on April 23, 2004 to allow sufficient time for voting by the trustees and administrators of the plans.

Voting by Proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for the election to the Board of Directors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Revocability of Proxy. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304; by delivering a valid proxy bearing a later date to the Company's offices at 2155 West Croft Circle, Spartanburg, South Carolina or by attending the meeting and voting in person.Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the annual meeting will not in itself constitute revocation of a proxy.

Householding. The Securities and Exchange Commission's rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from impacted stockholders prior to the mailing date. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, send your request in writing to the following address: Secretary of Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304.

SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT

The Company's Annual Report to Stockholders including Form 10-K for the year ended January 3, 2004 (2003 fiscal year-end), as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Copies of exhibits to the Form 10-K will be provided upon written request to Cheryl C. Carter, Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, South Carolina 29304 at a charge of $.10 per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission website at: http://www.sec.gov.

BENEFICIAL OWNERS OF MORE THAN FIVE (5%) PERCENT OF
THE COMPANY'S COMMON STOCK

The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five (5%) percent of the Company's Common Stock as of March 1, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Royce & Associates LLC 1414 Avenue of the Americas New York, NY 10019	596,700 (1)	9.96

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202-1009	399,300 (2)	6.67

James G. Lane, Jr. PO Box 5627 Spartanburg, SC 29304	394,179 (3)	6.55

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	391,575 (4)	6.54

1.  Royce & Associates, Inc. ("Royce") is an investment advisor registered with the Securities & Exchange Commission under the Investment Advisors Act of 1940. This information was obtained from Royce's Schedule 13G dated February 6, 2004, as filed with the Securities and Exchange Commission, and has not been independently verified.

2.  These securities are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. which owns 399,300 shares, (6.6% of the shares outstanding), as to which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. This information was obtained from Price Associates' Schedule 13G dated February 13, 2004, as filed with the Securities and Exchange Commission, and has not been independently verified.

3.  The aggregate number of shares of Common Stock owned beneficially by Mr. Lane includes direct ownership of 165,574 shares; indirect ownership of 121 shares held by the trustee under Synalloy's 401(k)/ESOP Plan, 26,984 shares held in an IRA, 173,750 shares owned by his spouse as to which Mr. Lane disclaims beneficial ownership, and options to purchase 27,750 shares exercisable within 60 days.

4.  Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all such securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purpose than Section 13(d) of the Securities Exchange Act of 1934. This information was obtained from Dimensional's Schedule 13G dated February 6, 2004, as filed with the Securities and Exchange Commission, and has not been independently verified.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the ownership of the Common Stock as of March 1, 2004 by each director and nominee for director and each executive officer of the Company for whom compensation information is disclosed under the heading "Executive Compensation."

*Less than 1%

Name of Beneficial Owner	Common Stock Beneficially Owned as of March 1, 2004	Percent of Class
James G. Lane, Jr.	394,179 (1)	6.55
Murray H. Wright	259,065 (2)	4.33
Ralph Matera	141,494 (3)	2.34
Sibyl N. Fishburn	87,493 (4)	1.46
Carroll D. Vinson	31,425 (5)	*
Craig C. Bram	10,000	*
Gregory M. Bowie	69,433 (6)	1.15
Ronald H. Braam	43,126 (7)	*
All Directors and Executive Officers as a group (10 persons)	1,070,257 (8)	17.06

*Less than 1%.

1.  Includes indirect ownership of 121 shares held by the trustee under Synalloy's 401(k)/ESOP Plan; 26,984 shares held by an IRA; 173,750 shares owned by his spouse, as to which Mr. Lane disclaims beneficial ownership; and options to purchase 27,750 shares exercisable within 60 days.

2.  Includes indirect ownership of 45,000 shares held by an IRA; 4,340 held by spouse; 1,725 held in custodial account for minor children; and exercisable options to purchase 3,000 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.

3.  Includes 48,800 shares which are subject to currently exercisable options, and 1,994 shares allocated under the Company's 401(k)/ESOP.

4.  Includes indirect ownership of 7,065 shares by spouse; 8,000 shares held in irrevocable trust over which Mrs. Fishburn has certain powers; and exercisable options to purchase 13,500 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.

5.  Includes indirect ownership by spouse of 1,575 shares, 10,000 shares owned by a family partnership; and exercisable options to purchase 13,500 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.

6.  Includes 49,800 shares which are subject to currently exercisable options; 9,100 shares held by an IRA; and 7,483 shares allocated under the Company's 401(k)/ESOP.

7.  Includes 30,300 shares which are subject to currently exercisable options, and 6,852 shares allocated under the Company's 401(k) /ESOP.

8.  Includes 200,850 shares which are subject to currently exercisable options, and 19,766 shares allocated under the Company's 401(k)/ESOP.

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen individuals. Upon recommendation of the Nominating Committee, the Board of Directors fixed the number of directors constituting the full Board at six members and recommends that the six nominees listed in the table which follows be elected as directors to serve for a term of one year until the next succeeding Annual Meeting or until their successors are elected and qualified. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected.

If cumulative voting is not requested, the holders of the Board of Directors' proxies will vote the proxies received by them for the election as directors of the six persons named below. If cumulative voting is requested, the holders of the Board of Directors' proxies will vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by the proxy holders.

If, at the time of the Annual Meeting of Shareholders, or any adjournment(s) thereof, one or more of the nominees is not available to serve by reason of any unforeseen contingency, the holders of the enclosed proxy will vote for such substitute nominee as the Board of Directors recommends.

The Board of Directors recommends that stockholders vote "FOR" the election of the six nominees listed below as directors of the Company.

The following table sets forth the names of nominees for director, their ages, the years in which they were first elected directors, a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors and executive officers. The Board Committee assignments are as of March 1, 2004.
Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
Sibyl N. Fishburn, age 68 Mrs. Fishburn is a graduate of Hollins College, Roanoke, VA. She serves on the Board of the Virginia Nature Conservancy. Mrs. Fishburn is a member of the Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	1979

James G. Lane, Jr., age 70 Mr. Lane served as Chief Executive Officer of the Company from 1987 until his retirement on January 31, 2002. He has served as Chairman of the Board since 1987 and is a member of the Executive Committee.	1986

Ralph Matera, age 48
Mr. Matera has served as Chief Executive Officer of Synalloy since February 1, 2002. He began his career with the Company in July 2001, serving as President of Synalloy and CEO of Bristol Metals, L.P., a subsidiary of the Company. Prior to coming to Synalloy, he spent 24 years with Alcoa Inc. an international manufacturer of aluminum and aluminum products, in various manufacturing and general management positions. Most recently, he served as President, Alcoa Foil Products division, a manufacturer of aluminum fin stock products, formed container sheet, aluminum foil and converter foil, headquartered in Lebanon, PA. Mr. Matera serves on the Executive Committee.

2002

Carroll D. Vinson, age 63 Mr. Vinson is owner of C. D. Vinson & Associates, a consulting firm, and a principal in VH, LLC which is a privately-owned real estate investment company. He is a member of the Audit, Executive and Nominating/Corporate Governance Committees.	1987

Murray H. Wright, age 58 Mr. Wright is the founder and managing director of Avitas Capital, LLC, a closely held investment banking firm, founded in 1999, in Richmond, VA. In 1986, he founded and is Chief Executive Officer of the law firm of Wright, Robinson, Osthimer & Tatum, Richmond, VA. He serves on the Audit, Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	2001

Craig C. Bram, age 45 Mr. Bram is the founder and President of Horizon Capital Management, Inc., an investment advisory firm, founded in 1996, in Richmond, VA. Since 1995, he has been a Managing Director with McCammon Group, a mediation and consulting company based in Richmond, VA. Mr. Bram has also served as the President of Dave Jones & Associates, Inc., a document management company in Richmond, VA, since 2002. Mr. Bram serves on the Audit, Compensation and Long-Term Incentive and Nominating/Corporate Governance Committees.	2004

BOARD OF DIRECTORS AND COMMITTEES

The business and affairs of the Company are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. The Board of Directors has determined that the following directors are "independent" directors as defined by the NASDAQ Stock Market, Inc. Marketplace Rules: Murray Wright, Carroll Vinson, Sibyl Fishburn and Craig Bram. During fiscal year 2003, the Board of Directors met five times. All members of the Board attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend the Annual Meeting of Shareholders. Last year, all directors attended the annual meeting.The Company has standing Executive, Audit, Compensation & Long-Term Incentive and Nominating/Corporate Governance Committees of the Board of Directors.

Executive Committee. The members of the Executive Committee are James Lane, Chair, Ralph Matera and Carroll Vinson. This Committee exercises the authority of the Board of Directors in the management of the business of the Company between the meetings of the Board of Directors. However, this Committee does not have, among other powers, the authority to amend the Certificate of Incorporation or Bylaws, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of the Company's property and assets, to declare a dividend, or to authorize the issuance of stock. During the past fiscal year, this Committee did not meet.

Audit Committee. The Company has an Audit Committee established in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934.The Audit Committee members are Carroll Vinson, Chair, Murray Wright and Craig Bram. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. A copy of the amended charter is attached to this proxy statement as Appendix A. Each member of the Audit Committee is independent as defined in NASDAQ Stock Market, Inc. Marketplace Rules. The Audit Committee held nine meetings during the year. During these meetings, the Audit Committee reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K, and the Form 10-Qs for each quarter prior to filing with the SEC with management and the independent auditors, met independently with the independent auditors, interviewed and selected the independent auditors, reviewed the Audit Committee Charter and had oversight of the development and implementation of the Company's Code of Conduct.

Compensation & Long-Term Incentive Committee. The Compensation & Long-Term Incentive Committee, currently comprised of Murray Wright, Chair, Sibyl Fishburn and Craig Bram, is responsible for reviewing and making recommendations to the Board related to salaries, wages, bonuses and benefits for officers of the Company and for administering the Company's stock option program including the granting of options thereunder. Each member of the Committee is independent as defined in the NASDAQ rules. This Committee met three times during the last fiscal year.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Sibyl Fishburn, Chair, Carroll Vinson, Murray Wright and Craig Bram, all of whom are independent as defined in the NASDAQ rules. This Committee is governed by a charter which is available on the Company's website at: www.synalloy.com. This Committee is responsible for reviewing and recommending changes in size and composition of the Board of Directors and evaluating and recommending candidates for election to the Company's Board. This Committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies regulated by the Securities and Exchange Commission, NASDAQ, Sarbanes Oxley and other governing authorities. This Committee met once in 2003.

In recommending and evaluating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background. Additionally, candidates for director should possess the highest personal and professional ethics, and they should be committed to the long-term interests of the stockholders.

The Nominating Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

The Nominating Committee will consider nominees recommended by stockholders if the following requirements are met. If a shareholder wishes to recommend a director candidate to the Nominating Committee for consideration as a Board of Directors' nominee, the shareholder must submit in writing to the Nominating Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304 or Croft Industrial Park, Spartanburg, South Carolina 29302, for transmission to the Nominating Committee, and must be received not less than 30 days nor more than 60 days prior to the Annual Meeting of Shareholders. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by stockholders that comply with these requirements will receive the same consideration that the committee's candidates receive. The Nominating Committee routinely meets at the regular quarterly meeting of the Board of Directors next preceding the Annual Meeting. Nominations for election as Directors may also be made from the floor at the Annual Meeting of Shareholders provided such nominations are made in accordance with the notice procedures set forth in the Company's Bylaws.

Shareholder Communications With Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

EXECUTIVE OFFICERS

Information about Mr. Matera, the Company's Chief Executive Officer, is set forth above under "Election of Directors."
Name, Age and Principal Position and Five-Year Business Experience
Gregory M. Bowie, age 54 Vice President, Finance since May 1994.

Ronald H. Braam, age 60 President, Specialty Chemicals Group since December 1999; President of Manufacturers Chemicals, L.P., wholly-owned by the Company from October 1996 to December 1999.

Howard L. Printz, age 58
President of Blackman Uhler, LLC since July 2003. He served as President and Chief Operating Officer from 1994 to 1999, and President and Chief Executive Officer from 2000 to 2003, of Rite Industries, Inc., a manufacturer of textile and paper dyes, headquartered in High Point, North Carolina.

Cheryl C. Carter, age 53 Corporate Secretary since June 1987.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 2003, all filing requirements applicable to its officers and directors were met.

THE BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's cash compensation policies are intended to provide senior managers, including the executive officers, with strong motivation to strive diligently to produce and maintain a high level of profitability. The principal elements of the policies are as follows. Base salaries of senior managers are at levels intended to be toward the lower range of base salaries for their peers in comparable companies. Offsetting the lower salaries are short-term incentive plans that provide cash bonuses equal to a percent of profits before income taxes in excess of a predetermined percentage of equity. Subsidiary, divisional and group senior managers participate in profit sharing pools determined solely by the performance of their respective subsidiary, division or group while the Chief Executive Officer's bonus is based on consolidated profitability. The overall effect is to make every senior manager's cash compensation highly dependent on the profitability of the unit for which he/she works. When hiring new senior managers, the Company often guarantees a minimum bonus for the first year of employment that ensures that total first year compensation will be adequate to attract the quality of managers the Company seeks to employ.Messrs. Matera and Braam have each entered into employment agreements with the Company that establish base salary and other components of their compensation. These agreements are summarized under "Remuneration of Directors and Officers - Employments Contracts." Mr. Braam has also entered into a Salary Continuation Agreement that is discussed below under "Retirement Plans - Salary Continuation Agreement." No performance criteria except profits as related to equity were used to determine 2003 bonus compensation for the Chief Executive Officer and other executive officers other than the Vice President, Finance. Neither Messrs. Matera or Braam received a bonus in 2003 because performance criteria were not met.

The Summary Compensation Table and Notes thereto provide details of the short-term incentives provided to the Chief Executive Officer and other executive officers (except the Vice President, Finance) for each of the past three years. It also shows for each of the past three years the portion of cash compensation representing bonuses dependent upon profitability.

The Vice President, Finance is paid a salary believed to be toward the lower end of the range of salaries for this position in comparable companies. He is also eligible for a discretionary bonus based on various considerations, including the Company's financial results, compensation of other executive employees and an evaluation of his job performance.

A long-term incentive is also provided to senior managers that links their interests directly to those of the Company's stockholders. Options are granted to executive officers under incentive stock option plans adopted in 1988 and 1998 that only reward them if the price of the Company's stock increases after the dates on which the options are granted. Options are not granted on a regular basis nor on any specific criteria. They are granted from time to time based on the Committee's determination that they will likely increase the long-term motivation of the recipient without an unreasonable amount of potential dilution to shares outstanding. In November 2003, the Compensation & Long-Term Incentive Committee granted Mr. Matera 75,000 options in lieu of increasing any other components of his compensation package. This action of the Committee had the effect of conserving cash and further aligning Mr. Matera's interest with those of stockholders.

The Committee reviews the compensation of the Company's executive officers annually and believes such compensation has been fair to both the executives and the Company's stockholders.

The Compensation & Long-Term Incentive Committee
Murray Wright, Sibyl Fishburn and Craig Bram

Common Stock Performance

As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of cumulative total shareholder return for the Company with the cumulative total return of a broad equity market index and an index of appropriate similar companies. The Company has selected as a broad equity market index comparison the Nasdaq Non-Financial Index. Because the Company is in two distinctly different businesses, there is no similar industry "peer" group with which to compare. Thus, the Company has selected as the most appropriate peer group the Russell 2000 which is an index of companies with comparable market capitalizations.

CUMULATIVE TOTAL RETURN
	12/98	12/99	12/00	12/01	12/02	12/03
Synalloy Corporation	100.00	87.97	57.49	43.06	51.63	85.88
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
Nasdaq Non-Financial	100.00	200.28	124.31	102.73	68.87	104.46

REMUNERATION OF DIRECTORS AND OFFICERS

The following table sets forth the total annual compensation paid or accrued by the Company and/or its subsidiaries to or for the account of each of the chief executive officer and the executive officers of the Company whose total annual salary and bonus for the fiscal year ended January 3, 2004 exceeded $100,000.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name, Age and Principal Position	Year	Salary($)	Bonus($) (1)	Other Annual Compensation ($) (2)	Securities Underlying Options (#)	All Other Compensation ($) (3)
Ralph Matera Chief Executive Officer of Company since February 1, 2002; President of Synalloy and Chief Executive Officer of Bristol Metals, L.P. since July 25, 2001.	2003 2002 2001	180,000 180,000 80,020	- 6,000 31,161	- - 43,145	75,000 22,000 100,000	7,200 1,800 -

Gregory M. Bowie Vice President, Finance	2003 2002 2001	139,000 127,600 123,850	19,600 31,000 46,000	- - -	- 12,000 -	6,800 6,944 6,658

Ronald H. Braam President, Synalloy Chemicals Group	2003 2002 2001	157,700 156,240 156,240	- - -	- - -	- 12,000 -	183,513 16,753 17,303

NOTES

(1) Bonuses - Cash bonuses based on a short-term incentive plan provide for bonuses to be paid to senior divisional managers in an aggregate amount equal to 10% of the net earnings before income taxes in excess of a predetermined percentage (10% in 2004) of average stockholders' equity for the applicable division or subsidiary. Mr. Braam is eligible for bonuses under this plan. Mr. Matera was a participant in this plan from July 2001 until January 31, 2002. Upon becoming Chief Executive Officer of Synalloy, Mr. Matera was no longer eligible to participate in this plan.

(2) Other Annual Compensation - Includes $41,586 attributable to relocation expense for Mr. Matera in 2001.

(3) All Other Compensation - Includes for Messrs. Matera and Bowie the Company's contributions pursuant to the 401(k)/Employee Stock Ownership Plan. Includes for Mr. Braam contributions pursuant to the 401(k)/Employee Stock Ownership Plan of $6,308 in 2003, $6,250 in 2002 and $6,800 in 2001; and the full dollar value of the entire premiums paid by the Company for split dollar life insurance policies of $7,016 in 2003, $10,503 in 2002 and $10,503 in 2001; and the lump sum value of a salary continuation agreement in the amount of $170,189. (See discussion below under "Retirement Plans - Salary Continuation Agreements.")

Employment Contracts - The Company has a written employment agreement with Ralph Matera, as amended, pursuant to which he is entitled to receive an annual base salary effective July 2003, of $180,000 per year, until July 2004. Mr. Matera participated in the divisional short-term incentive plan from July 2001 through January 31, 2002, subject to a minimum bonus of $6,000 per month. Effective February 1, 2002, he is entitled to "bonus-compensation" equal to a percentage (5% for 2004) of net earnings before income taxes in excess of a predetermined percent (10% for 2004) of average stockholders' equity. This agreement also provides certain fringe benefits and contains provisions for salary continuation benefits in the event of Mr. Matera's disability or death, under specified conditions, during the term of his employment with the Company.

The Company has a written employment agreement with Mr. Braam, as amended, that provides an annual salary of $165,000 and participation in the Management Incentive Plan, if any, for the Specialty Chemicals Segment through November 1, 2004. This agreement also contains provisions for salary continuation benefits in the event of Mr. Braam's disability or death, under specified conditions, during the term of his employment with the Company. Mr. Braam was also a participant in the Manufacturers Chemicals L.P. Management Incentive Plan from January 1, 2000 to December 31, 2002. During 2002 he also participated in the Specialty Chemicals Management Incentive Plan excluding Manufacturers Chemicals. Beginning January 1, 2003, Mr. Braam was a participant in the Management Incentive Plan for the Specialty Chemicals Segment.

Stock Option Plans

Currently, there are options outstanding under the 1988, 1994 and 1998 Stock Option Plans and options available for grant under the 1994 and 1998 Plans. All of the plans have been approved by stockholders. The 1988 and 1998 Plans provide for such options to be granted to officers and key employees of the Company, its subsidiaries and divisions to provide them with an opportunity to obtain an equity interest in the Company and to increase their stake in the future growth and prosperity of the Company. The 1994 Plan provides for such options to be granted to non-employee directors. The option price for options granted under these plans is 100% of the fair market value of the Company's Common Stock on the date the option is granted. Certain restrictions exist as to the time in which options can be exercised. With regard to the 1988 Plan, approved at the May 26, 1988 Annual Meeting and the 1998 Plan, approved at the April 30, 1998 Annual Meeting, options may be exercised beginning one year after date of grant at a rate of 20% annually on a cumulative basis. In the event that (a) all or substantially all of the assets or Common Stock of the Company (or a subsidiary or division of the Company in which he/she is employed) is sold to an entity not affiliated with the Company, or (b) a merger or share exchange with an unaffiliated party occurs in which the Company is not the surviving entity, an option holder may exercise in addition to the above, 50% of the options not otherwise exercisable because of the holding period requirement subject to certain limitations. No options may be exercised under the 1988 and 1998 Plans after 10 years from date of grant. The incentive stock options are not transferable other than by death and can only be exercised during the employee's lifetime by the employee. The grant period for the 1988 Plan expired in January 1998. In no event shall options under all Plans having an aggregate fair market value in excess of $100,000 at the dates of grants become exercisable by an optionee for the first time during a calendar year. Under the 1994 Plan, approved at the April 29, 1994 Annual Meeting, each non-employee director as of his or her election or re-election as a member of the Board automatically received an option for 1,500 common shares. The Board of Directors voted on February 6, 2003 to suspend granting additional options to directors. In the event a person ceases to be a non-employee director for reasons other than death, the unexpired options must be exercised within three years not to exceed 10 years after date of grant. At March 1, 2004, there were 594,500 options outstanding under all plans of which 309,000 were exercisable.

Option/SAR Grants in Last Fiscal Year
Name	# of Securities Underlying OptionsGranted	% of Total Options Granted to Employees in the Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date (1)	Grant Date Present Value ($) (2)
Ralph Matera	75,000	77.32%	$6.21	11/12/2013	$321,000
  The options may be exercised beginning one year after date of grant at a rate of 20% annually on a cumulative basis and expire 10 years after date of grant.
  The dollar amounts under this column are the result of calculations using the Black-Scholes based option valuation model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. The following weighted-average assumptions were used in the above table: risk-free interest rate of five percent; volatility factors of the expected market price of the Company's Common Shares of .676; and an expected life of the option of seven years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock option plans are not registered, optionees are required to hold the stock for a minimum of one year after exercise. Because the Company's options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its options. The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the option one year after the date of exercise.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Table

The following table summarizes the number of unexercised options held by the named executives at fiscal 2003 year end.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End; Exercisable (E) Unexercisable (U)	Value of Unexercised in-the- Money Options at Fiscal Year; End Exercisable (E) Unexercisable (U) (1)
R. Matera	0	N/A	44,400 (E) 152,600 (U)	$ 42,388 (E) 141,802 (U)

G. M. Bowie	0	N/A	45,900 (E) 11,100 (U)	5,448 (E) 21,792 (U)

R. H. Braam	0	N/A	26,400 (E) 13,100 (U)	5,448 (U) 21,792 (E)

1.  Values are calculated by subtracting the exercise prices from the closing price as quoted on NASDAQ National Market Listing on the last trading day of the year. The closing stock price at fiscal year end 2003 was $6.92.

RETIREMENT PLANS

Salary Continuation Agreements

Mr. Braam has a salary continuation agreement with the Company whereby if he continues employment until his retirement in 2009, he will receive the cash value proceeds of an insurance policy in force with a current cash value of approximately $70,000. In the event Mr. Braam elects to retire early, entitlement to his cash valuation will be waived. The Company had a salary continuation agreement with R. H. Braam which provided for payments of $15,000 per annum in the event of pre-retirement death or $40,000 per annum following retirement for 10 years. Effective February 5, 2003, the agreement was amended and Mr. Braam received a lump sum cash valuation of the annuity of $170,189 during 2003. The Company also has salary continuation agreements with six former officers, which provide for payments at retirement or death ranging from $9,750 to $28,500 per annum for 10 years in the event of pre-retirement death or the longer of 10 years or life following retirement. The present value of the future payments which will be due at retirement are accrued annually through the retirement date. The Company is the owner and beneficiary of life insurance policies on the lives of these persons. Based upon reasonable assumptions as to mortality, dividends and other factors, the Company expects to recover the cost of paying the benefits, including a factor for the use of corporate funds, through keyman life insurance proceeds. The present values of the above agreements are accrued. The cumulative amount of this accrual is $544,000.

401(k)/ESOP Plan

The Company has a 401(k)/Employee Stock Ownership Plan (the "Plan"). All employees (except those employees who are entitled to participate in Union-sponsored plans) who are 21 years or older will be eligible to participate on any January 1, April 1, July 1 or October 1 following one year of service with the Company.

Employees are permitted to contribute up to 100% of earnings not to exceed a dollar amount set by the Internal Revenue Service on a pretax basis through payroll deduction. Employees are permitted to change the election daily and can revoke the election at any time. Employee contributions are 100% vested at all times. The employee can invest his deferred contribution in any of the investment funds offered; however, employee contributions cannot be invested in Company stock.

Contributions by the Company are made primarily in Company Stock. For each plan year, the Company contributes on behalf of each participant who is eligible to share in matching contributions for the plan year, a discretionary matching contribution equal to a percentage which is determined each year by the Board of Directors subject to a maximum of 4% in 2003 and 2004. The matching contribution is allocated monthly. In addition to the matching contribution, the Company may make a discretionary contribution which shall be distributed to all eligible participants regardless of whether they contribute to the Plan. No discretionary contributions have been made to the Plan.

Distributions are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reason of proven financial hardship as defined according to IRS guidelines. The Plan provides for payment of the participant's account balance upon death, disability or retirement in the form of cash or Company stock or both. If employment terminates for reasons other than retirement, disability or death (e.g. resignation or termination), the discretionary portion of a participant's account balance will be vested based as follows: Zero to four years service - 0% vested; five or more years - 100% vested.

Unvested amounts are forfeited and allocated to participants eligible to participate for a plan year. The Plan permits rollovers from qualified plans at the discretion of the Company. The ESOP is permitted to borrow money to purchase Company stock. All Company stock acquired by the Plan with the proceeds of a loan is maintained in a suspense account and is withdrawn and allocated to participant's accounts as the loan is paid. While a participant in the Plan, an employee may direct the trustee to vote shares allocated to his or her account in accordance with his or her wishes.

All Plan assets are held by an independent trustee. The trustee invests all assets and makes payment of Plan benefits. The Plan is managed and administered by an independent administrator and a Pension Committee comprised of the corporate officers of the Company. Expenses incurred for the administration of the Plan are paid by the Company. The Plan reserves to the Board of Directors of the Company the right to amend the Plan in any manner or terminate the Plan at any time. The Plan may be amended to preserve the qualification of the Plan under the applicable provisions of the Internal Revenue Code, as amended from time to time. For 2003, the Company's total matching contribution was $331,000.

Compensation of Directors

At the February 6, 2003 meeting, the Board of Directors determined that for the 12-month period beginning at the 2003 Annual Meeting of Shareholders, each non-employee Director elected to serve would receive 5,000 shares of the Company's stock in lieu of the annual cash retainer and option to purchase 1,500 shares of the Company's stock that had been provided to directors upon election in prior years. On February 5, 2004, the Board determined that for the 12-month period beginning at the 2004 Annual Meeting of Shareholders, each non-employee Director elected to serve will receive a retainer equivalent to $25,000 to be paid in stock, the number of shares to be determined by the average of the high and low stock price on the day prior to the Annual Meeting of Shareholders. The shares granted to the Directors are not registered and are subject to forfeiture in whole or in part upon the occurrence of certain events. Directors also receive a fee of $1,000 for attendance at each board meeting. Committee members receive a fee of $500 for each meeting attended which is not held on the same day as a Board meeting. Effective February 5, 2004, the Chairman of the Audit Committee will receive $750 per Audit Committee meeting not held on the same day as a board meeting. Directors are reimbursed for travel and other expenses related to attendance at meetings. In fiscal year 2003, Mrs. Fishburn and Messrs. Lane, Vinson and Wright received cash compensation of $8,000, $8,000, $9,500 and $10,500, respectively, and each received 5,000 shares of company stock for board-related service. Mr. Matera, the only Director who is an employee, is not paid extra compensation for his service on the Board or any committee of the Board.

INDEPENDENT PUBLIC ACCOUNTANTS

Dixon Hughes PLLC was selected to serve as the Company's principal independent accountant for fiscal 2003. Representatives of Dixon Hughes PLLC will be present at the Annual Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's audit of the Company's financial statements for the fiscal year ended January 3, 2004.

Change of Auditors

Ernst & Young LLP ("E&Y"), certified public accountants, which had served as the Company's principal independent accountant since the Company's inception, was dismissed from such position effective September 26, 2003. Auditor's reports issued by E&Y on the Company's financial statements for each of the Company's fiscal years ended December 28, 2002 and December 29, 2001 contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors after a review of the Company's auditing requirements and the cost thereof in light of changes resulting from the Sarbanes-Oxley Act of 2002. During the fiscal years ended December 28, 2002 and December 29, 2001, and the subsequent interim periods preceding the dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in its reports on the financial statements for such years. None of the kinds of events required to be reported under Item 304(a) (1) (v) of the SEC's Regulation S-K occurred during Company's fiscal years ended December 28, 2002 and December 29, 2001, or the subsequent interim periods preceding the dismissal of E&Y.

Elliott Davis, LLP, certified public accountants, was engaged by the Company on September 26, 2003 to audit the Company's financial statements for the year ending January 3, 2004. During the Company's two most recent fiscal years and the subsequent interim periods prior to engaging Elliott Davis, the Company did not consult Elliott Davis regarding any matter required to be reported under Item 304(a)(2) of the SEC's Regulation S-K. Elliott Davis was subsequently dismissed as the Company's independent auditors, effective December 2, 2003. Elliott Davis did not audit the Company's financial statements and did not issue an opinion on the Company's financial statements. The decision to dismiss Elliott Davis was approved by the Audit Committee of the Board of Directors. From the engagement of Elliott Davis until its dismissal, there were no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Elliott Davis, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements. None of the kinds of events required to be reported under Item 304(a) (1) (v) of the SEC's Regulation S-K occurred during Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Elliott Davis.

The Audit Committee of the Board of Directors of Synalloy Corporation (the "Company") has approved the engagement of Dixon Hughes PLLC, the successor in the merger of its current independent auditors, Crisp Hughes Evans LLP, and the firm of Dixon Odom PLLC, as its independent auditors effective with the successful merger of the two firms. On March 1, 2004, the Audit Committee of the Board of Directors was notified that the merger of the two firms was completed and that the firm of Crisp Hughes Evans LLP ceased to exist. The Company engaged Crisp Hughes Evans LLP on December 2, 2003, as its new Independent public accountants. Crisp Hughes Evans LLP did not audit the Company's consolidated financial statements and has not issued an opinion on the Company's consolidated financial statements. During the period from December 2, 2003 through the merger of Crisp Hughes Evans LLP with Dixon Odom PLLC, there were no disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the Company's two most recent fiscal years and the subsequent interim periods prior to engaging Dixon Hughes, the Company did not consult Dixon Hughes regarding any of the matters required to be reported under Item 304(a) (2) of the SEC's Regulation S-K.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended January 4, 2004 (referred to as "fiscal 2003") and December 28, 2002 and for other services rendered during fiscal years 2003 and 2002, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category	Fiscal 2003	% of Total	Fiscal 2002	% of Total
Audit Fees
Ernst & Young, LLP	$ 8,500	6%	$145,000	69%
Elliott Davis, LLC	3,700	3%	-
Dixon Hughes PLLC	79,500	58%	-
Total Audit Fees	91,700	67%	145,000	69%
Audit-Related Fees
Ernst & Young, LLP	4,426	3%	10,201	5%
Total Audit-Related Fees	4,426	3%	10,201	5%
Tax Fees:
Tax compliance/preparation
Ernst & Young, LLP	-		35,000	17%
Dixon Hughes PLLC	22,500	17%	-
Total Tax compliance/preparation	22,500	17%	35,000	17%
Other Tax Services
Ernst & Young, LLP	17,725	13%	20,365	10%
Total Tax Fees	17,725	13%	20,365	10%
All Other Fees	-		-
Total Fees	$136,351		$210,566

Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees: Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees: All other fees would include fees for all other services other than those reported above.

In making its decision to appoint Dixon Hughes PLLC as the Company's independent auditors for the fiscal year ending January 3, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Dixon Hughes.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has reviewed and discussed with management the company's audited financial statements for the year ended January 3, 2004. The Audit Committee has discussed with the Company's independent auditors, Dixon Hughes PLLC, the matters required to the discussed by SAS 61, as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Dixon Hughes, required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Dixon Hughes, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 3, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee - Carroll Vinson, Murray Wright and Craig Bram

STOCKHOLDERS' PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposal to be included in the proxy materials for the 2004 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices, Croft Industrial Park, PO Box 5627, Spartanburg, SC 29304, no later than December 2, 2004. In order for a shareholder to bring any business or nominations before the 2004 Annual Meeting of Shareholders, certain conditions set forth in the Company's Bylaws must be complied with, including but not limited to, the delivery of a notice to the Secretary of the Company not less than 30 nor more than 60 days in advance of the 2004 Annual Meeting which is tentatively scheduled on April 28, 2005.With respect to any shareholder proposal not received by the Company prior to February 16, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Cheryl C. Carter
Secretary

APPENDIX A

SYNALLOY AUDIT COMMITTEE CHARTER

Membership

The audit committee shall be appointed by the board of directors and shall be comprised of at least three directors. All members of the audit committee shall be independent as defined by the rules and listing standards applicable to the Company and shall meet any other requirements for audit committee membership imposed by such rules and standards.

General Standards for Members of the Committee

Members of the Committee shall discharge their duties as members of the Committee in accordance with the standards of Section 141 of the Delaware General Corporation Law, as amended, and subject to the provisions of the Company's Certificate of Incorporation.

Purpose

The audit committee shall oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Responsibilities

The primary responsibility of the audit committee is to oversee the Company's financial reporting process in a manner which is consistent with the members' duties as directors exercising their business judgment and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the registered public accountants are responsible for auditing those financial statements. The Company recognizes that the members of the financial management of the Company, as well as the registered public accountants, have more knowledge and more detailed information about the Company that do the members of the committee; consequently, in carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the registered public accountants' work.

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may diverge from this guide as it deems appropriate given the circumstances. The processes are to:

Review and select the registered public accountants to be engaged to audit the financial statements of the company and its divisions and subsidiaries, set the terms of the engagement, oversee the work of and, where appropriate, replace the registered public accountants. The independent auditor shall report directly to the Audit Committee.

Be responsible for the oversight of the work of the registered public accountants, including resolution of disagreements between management and the auditor regarding financial reporting.

Pre-approve all audit and non-audit services, including the terms thereof, provided by the registered public accountants and shall not engage the registered public accountants to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

Review with the registered public accountants and financial management of the Company the scope of the proposed audit and quarterly reviews for the current year and the procedures to be used, and the adequacy of the independent auditor's staffing and compensation.

Make or cause to be made such other reviews or examinations as the committee may deem advisable with respect to the adequacy and effectiveness of the accounting and financial controls of the Company, and take such action with respect thereto as the committee deems appropriate.

Review reports received from governmental authorities and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

Inquire of management and the registered public accountants about significant risks or exposures and assess the steps management has taken to manage such risks.

Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Review the quarterly financial statements with financial management and the registered public accountants prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

Receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

Review with management and the registered public accountants the financial statements to be contained in the Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to filing of the Form 10-K), including their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosures used or proposed to be used. Review with financial management and the registered public accountants significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors.

Meet separately with the registered public accountants without members of management present to discuss the registered public accountants' evaluation of the company's financial accounting and personnel, the cooperation that the registered public accountants received during the course of audit, and to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the registered public accountants to meet privately with the members of the committee The committee shall also discuss with the registered public accountants the Company's policies and procedures or assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g. Company's Code of Conduct).

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Set clear hiring policies for employees or former employees of the registered public accountants that meet SEC and Nasdaq regulations.

Receive corporate attorney's reports of evidence of material violations of securities laws or breaches of fiduciary duty.

On an annual basis, obtain from the registered public accountants a written communication delineating all their relationships with and professional services to the Company as required by Independence Standards Board Standard No. 1 or other applicable standards. In addition, review with the registered public accountants any disclosed relationships or professional services that may affect the objectivity and independence of the auditors and take, or recommend that the board of directors take, appropriate action to oversee the continuing independence of the auditors.

At least annually, obtain and review a report by the registered public accountants describing:

(a) The independent audit firms' internal quality control procedures; and

(b) Any material issues raised by the most recent internal quality control review, or peer review, of the independent audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent audit firm, and any steps taken to deal with any such issues.

  Annually review and reassess the adequacy of this Charter.
  Prepare any report of the Committee required by the regulations of the Securities and Exchange Commission, to be included in the Company's proxy statement for its annual meeting of shareholders as required by the SEC.

Other Authority

The Committee shall have authority to investigate, as it deems appropriate, any matter brought to its attention within the scope of its duties. The Committee may retain outside counsel and consultants to assist it in performing its duties as it sees fit.

The Company shall promptly pay all fees and expenses of registered public accountants, counsel, consultants retained by the Committee and other expenditures authorized by the Committee.

SYNALLOY CORPORATION
POST OFFICE BOX 5627. SPARTANBURG, SC 29304

This Proxy is Solicited by The Board of Directors for the Annual Meeting of Shareholders on April 29, 200s

The undersigned hereby appoints Gregory M. Bowie and Cheryl C. Carter, or any one or more of them, each with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Shareholders' Meeting of Synalloy Corporation to be held at Spartanburg, South Carolina on Thursday, April 29, 2004, at 10:00 a.m. local time, and at any adjournment thereof, upon such business as may properly come before the meeting.

Said proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card, and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposal 1.

Mail - Date, sign and mail your proxy card in the envelope provided as soon as possible.

Internet - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

The Board of Directors recommends a vote "FOR" the election of Directors. Please sign, date and return promptly in the enclosed envelope.
Please mark your vote in blue or black ink as shown here. X
1. Election of Directors
____	For All Nominees	Nominees
		O	Sibyl N. Fishburn
____	Withhold Authority For All Nominees	O	James G. Lane, Jr.
		O	Ralph Matera
____	For All Except	O	Craig C. Bram
	(See Instructions below)	O	Carroll D. Vinson
		O	Murray H. Wright

Instructions: To withhold authority to vote for any individual nominee(s) mark 'FOR ALL EXCEPT' and fill in the circle next to each nominee you wish to withhold, as shown here.

2. Upon any other matter that may properly come before the meeting or any adjournment thereof, as the proxies in their discretion may determine.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature                                        Date                                         Signature if held jointly                    Date

Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees, executors, administrators and others signing in a representative capacity should indicate that capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his capacity.